BOSTON ADVISORS TRUST

                       BOSTON ADVISORS CASH RESERVES FUND
               BOSTON ADVISORS U.S. GOVERNMENT MONEY MARKET FUND
                   BOSTON ADVISORS TAX FREE MONEY MARKET FUND
              BOSTON ADVISORS NEW YORK MUNICIPAL MONEY MARKET FUND

                 SUPPLEMENT TO PROSPECTUS DATED AUGUST 29, 2002

This  supplement is  dated June  11, 2003  and supersedes the supplements dated
                   November 29, 2002 and February 10, 2003.

     On June 5, 2003, the Boston Advisors Cash Reserves Fund, the Boston Advisors Tax Free Money Market Fund and the Boston Advisors New York Municipal Money Market Fund's (the "Funds") Default Insurance Coverage (the "Coverage") terminated. The Funds' previous provider of the Coverage has discontinued providing default coverage to money market funds and accordingly will not renew the Funds' policy. Similar coverage may be available from another provider, however at prohibitively expensive cost. Accordingly, all references to the Funds' Coverage on page 16 of the Prospectus are now deleted.

     The first footnote to the "Fees and expenses" table located on page 14 of the prospectus is revised as follows:

         "The distributor has voluntarily agreed to waive its 12b-1 fee on a temporary basis. The distributor reserves the right to terminate this waiver at any time."

     The following language replaces similar language found in the eighth paragraph on page 25 of the prospectus:

         "Investors can review and copy the funds' annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C."

     The following language replaces the second bullet point found in the eighth paragraph on page 25 of the prospectus:

         "Reports and other information about the Trust are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov."
         ------------------

     As of November 29, 2002, the prospectus of Boston Advisors Trust (the "Trust") dated August 29, 2002, is hereby supplemented with the following information:

        On October 2, 2002, the Board of Trustees of the Trust unanimously approved and voted to recommend that the shareholders of the Boston Advisors Cash Reserves Fund and the Boston Advisors U.S. Government Money Market Fund (each a "Fund"; collectively, the "Funds")

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approve a subadvisory agreement (the "Subadvisory  Agreement") among the Funds,
Boston Advisors,  Inc. (the "Adviser") and MONY Capital  Management,  Inc. (the
"Subadviser").   The  Adviser  and  the   Subadviser   are  both  wholly  owned
subsidiaries of The MONY Group, Inc., a diversified financial services company offering insurance, brokerage, asset management and other financial services. As of June 30, 2002, The MONY Group, Inc. and its affiliates had total assets of $24.5 billion. At a Joint Special Meeting of Shareholders held on November 13, 2002, the shareholders of the Funds approved the Subadvisory Agreement. The subadvisory relationship with the Funds is expected to commence on or about December 2, 2002.

        The Subadviser is a Delaware corporation founded in 2001 and is registered with the Securities and Exchange Commission as an investment adviser. The Subadviser is principally engaged in the management of investments for affiliated insurance companies. As of June 30, 2002, the Subadviser had total assets under management of approximately $7.7 billion, including approximately $400 million in money market portfolios. The principal business offices of the Subadviser are located at 1740 Broadway, New York, NY 10019.

        The Subadvisory Agreement provides that the Adviser will pay the Subadviser a fee equal to 0.03% of each Fund's average daily net assets. The Funds will not pay any fee directly to the Subadviser. The fee payable to the Adviser of 0.55% of each Fund's average daily net assets will not change.

















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